RIDGEWOOD ELECTRIC POWER TRUST V
                                Exhibit 32.1
                                ------------
                          CERTIFICATION PURSUANT TO
                           18 U.S.C. SECTION 1350,
                           AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Robert Swanson, Chief Executive Officer of Ridgewood Electric Power Trust V. (the "Registrant"),certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the Quarterly Report on Form 10-Q of the Registrant for the period ended March 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C.78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: January 16, 2004

                                       Signature:

                                       /s/ Robert Swanson
                                       ---------------------------
                                       Robert Swanson
                                       Chief Executive Officer